Manor
Investment Funds

1st Quarter Report
March 31, 2024
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com

Managed by:
Smithbridge Asset Management, Inc.

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

March 31, 2024

Dear Fellow Shareholders:

The stock market extended its rally during the 1st Quarter of 2024 posting strong positive returns among large-cap stocks. Yields rose in the bond market triggering a decline in principal enough to trigger modest negative returns.

<u>"A Riddle Wrapped In A Mystery . . .</u>

Prior to the start of World War II Winston Churchill described Russia as "A riddle wrapped in a mystery inside an enigma" when it signed a non-aggression treaty with Germany. His point was that it was difficult to decipher Russia's motivation when it entered the agreement with Nazi Germany when it was clear that Russian national interests would be threatened at some point by German expansion into Eastern Europe. Churchill's prescience was validated when Germany launched Operation Barbarossa, its attack on the Eastern Front into Russia in 1941.

Churchill might use that statement if asked to describe the financial markets these days. The riddle challenges the ability of investors to understand the confluence of seemingly conflicting factors that guide the markets on a short-term basis. The mystery is trying to ascertain the impact of factors that seem to exert greater or lesser influence on the markets at any point in time, while the enigma is that any combination of those factors could result in a rally or pullback that defy expectations.

The stock market marched higher during the 1st quarter of 2024, as the S&P 500 index recorded its biggest first-quarter gain since 2019. The move pushed the Dow Jones Industrial Average, the S&P 500 index, and the NASDAQ index to new highs. Those gains, following strong performance in the 4th quarter of 2023, were driven by continued strength in the economy and labor markets, generally positive corporate earnings growth, and expectations that the next policy move by the Fed would be to reduce interest rates. Those interest rate expectations were based on increasingly dovish statements following the Fed Open Markets Committee meeting by Fed chairman Powell, leading many analysts to project as many as seven interest rate cuts during 2024, with the first cut expected in March.

But continued economic growth and inflation above the Fed's target rate pushed the number of expected rate cuts down, and further out towards the end of the year. At the beginning of the quarter the financial markets projected up to seven rate cuts, with a 90% chance of the first cut after the Fed's meeting in March. As the quarter progressed, however, the likelihood of that first rate cut in March dropped to 0% and the number of expected rate cuts during the year dropped to three. The change in interest rate expectations should have been disappointing for markets eagerly awaiting lower interest rates and an end to restrictive Fed policy.

The relentless march higher of the stock market as the possibility of interest rate cuts evaporated is a bit of a mystery. The economy continued to grow, but at more modest levels; job gains continued, but the unemployment rate pushed higher; forward looking economic indicators such as consumer sentiment and purchasing manager surveys continued to be positive, but they have been drifting to lower levels, as well. Inflation fell, but remained above the Fed's target level, but interest rates moved higher, and the yield curve remains inverted (a generally reliable indicator of a potential recession). That leaves corporate earnings growth, and even here the news is mixed. Reported earnings during the quarter came in higher than expected, but more companies reduced rather than increased guidance for the coming quarter. The mega-cap stocks continued to lead, but with the notable exception of Apple and Tesla. The financial enigma in this case is that this faltering economic data could be viewed as positive for the stock market.

The Manor Fund

The Manor Fund rose 10.38%, net of all fees and expenses, during the quarter ending March 31, 2024, underperforming the S&P 500 index return of 10.56%, but outperforming comparable mutual funds, as measured by the average of Large-Cap Blend mutual funds tracked by Morningstar, return of 10.26%. The Fund underperformed the S&P 500 index, and the average of Large -Cap Blend mutual funds tracked by Morningstar during the trailing year ended March 31, 2024 with a return of 23.70% for the Fund compared to returns of 29.87% for the S&P 500 and 27.68% for comparable mutual funds. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 3-year period with a return of 8.64% for the Fund compared to 11.49% for the S&P 500 index, and 9.74% for comparable mutual funds. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 5-year and 10-year periods with annualized returns for the Fund of 12.59% and 8.21%, compared to 15.04%, and 12.96% for the S&P 500 index, and 13.39%, and 11.49% for the average of Large-Cap Blend mutual funds tracked by Morningstar.

During the 1st Quarter of 2024, the Fund was helped by strong performance from Applied Materials, Inc., Valero Energy Corp., Cummins, Inc., Microsoft Corporation, and Apollo Global Management, LLC. The shares of Applied Materials, among the top performers last quarter, rose steadily through much of the quarter. The company reported revenue and earnings that beat expectations and reaffirmed revenue and earnings guidance for the coming quarter. The shares of Valero Energy, among the weak performers last quarter, mounted a strong rally late in the quarter in conjunction with other names in the energy sector. Valero beat earnings expectations and raised its quarterly dividend. The shares of Cummins also rose steadily throughout the quarter. The company reported revenue that exceeded expectations and reaffirmed revenue guidance for the fiscal year. Cummins also announced an exchange offer to split off its remaining interest in Atmus Filtration Technologies. The shares of Microsoft continued to move higher, extending a rally that began early last year. During the quarter Microsoft reported revenue and earnings that exceeded expectations, driven by strong growth in both its Intelligent Cloud segment and its Productivity and Business Processes segment. The shares of Apollo Global Management also rose steadily throughout the quarter. Apollo reported earnings that exceeded expectations and strong revenue growth. Total Assets Under Management increased year-over-year driven by inflows from Asset Management and Retirement Services.

Notable laggards during the 1st Quarter of 2024 include Charter Communications, Palo Alto Networks, Inc., Skyworks Solutions, Inc., AES Corporation, and Microchip Technology, Inc. The shares of Charter Communications fell sharply when the company reported quarterly results. The company reported revenue in line with expectations, but earnings were less than expected. The revenue numbers were concerning because it implied very little subscriber growth year-over-year. The shares of Palo Alto Networks fell sharply when the company reported quarterly results. Palo Alto reported earnings that exceeded expectations but reduced revenue and earnings guidance for the quarter and fiscal year. The sharp decline in the shares was notable given the strong rally in the stock over the recent quarter and year-to-date. The shares of Skyworks Solutions traded in a narrow range through much of the quarter. The company beat earnings estimates and guided revenue and earnings for the next quarter in line with expectations. The lack of any positive catalyst left the stock behind as the market rallied. The shares of AES declined through much of the quarter. The company reported earnings that exceeded expectations, a decline in revenue year-over-year, and guided earnings in line with expectations for the fiscal year. The shares rebounded late in the

(Continued on page 10)

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

MANOR INVESTMENT FUNDS - MANOR FUND

Schedule of Investments - March 31, 2024

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS –98.9%		
Consumer Discretionary – 10.8%		
Booking Holdings	88	319,254
D. R. Horton, Inc.	2,226	366,288
Lowes Companies	1,192	303,638
		989,180
Consumer Staples – 4.6%		
Kroger Company	3,144	179,616
PepsiCo, Inc.	1,376	240,814
		420,430
Energy – 8.6%		
Devon Energy	6,811	341,776
Valero Energy	2,603	444,306
		786,082
Financial – 12.2%		
Apollo Global	3,136	352,643
J P Morgan	1,751	350,725
Metlife, Inc.	2,368	175,493
PNC Financial	1,479	239,006
		1,117,867
Health Care – 11.8%		
AbbVie, Inc.	1,871	340,709
Cencora, Inc.	1,310	318,317
Elevance Health	805	417,425
		1,076,451
Industrial – 6.4%		
Cummins, Inc.	1,164	342,972
Northrop Grumman	498	238,373
		581,345

Description	Shares	Market Value
Information Technology – 28.9%		
Applied Materials	3,645	751,708
Microchip Tech.	4,272	383,241
Microsoft Corp.	1,375	578,490
NetApp, Inc.	1,961	205,846
Nvidia Corp.	240	216,854
Palo Alto Netwrks *	945	268,503
Skyworks Solutions	2,155	233,430
		2,638,072
Materials – 5.5%		
Avery Dennison	2,244	500,973
		500,973
Communication Services – 5.9%		
Alphabet Inc.*	1,658	250,242
Netflix, Inc. *	469	284,838
		535,080
Utility – 0.7%		
AES Corporation	3,674	65,875
		65,875
Real Estate Investment Trust – 3.5%		
Equinix, Inc.	382	315,276
		315,276
TOTAL COMMON STOCKS (Cost $ 3,871,390)		9,026,631
SHORT-TERM INVESTMENTS – 1.1%		
1st Amer. Gov. Fund	104,514	104,514
TOTAL SHORT-TERM INVESTMENTS (Cost $ 104,514)		104,514
TOTAL INVESTMENTS – 100.0% (Cost $ 3,975,904)		9,131,145
Other Assets less Liabilities – Less than 0.1%		1,741
NET ASSETS 100.0%		$ 9,132,886

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND

Fund and Performance Information - March 31, 2024

(Unaudited)

Fund Performance



Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index
40%
30%
20%
10%
0%
-10%
-20%
-30%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending March 31, 2024

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
1st Quarter	**10.38 %**	10.56 %	10.26 %
1-Year	**23.70 %**	29.87 %	27.68 %
3-Year Annualized	**8.64 %**	11.49 %	9.74 %
5-Year Annualized	**12.59 %**	15.04 %	13.39 %
10-Year Annualized	**8.21 %**	12.96 %	11.49 %
Annualized since inception 9/26/95	**7.00 %**	10.02 %	8.18 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 1.25% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Applied Materials	8.2 %
Microsoft Corp.	6.3 %
Avery Dennison	5.5 %
Valero Energy	4.9 %
Elevance Health	4.6 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	28.9 %
Financials	12.2 %
Health Care	11.8 %
Consumer Disc.	10.8 %
Energy	8.6 %

MANOR INVESTMENT FUNDS - GROWTH FUND
Schedule of Investments - March 31, 2024
(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 99.0%		
Consumer Discretionary – 7.8%		
Amazon.com Inc.*	5,010	903,704
LKQ Corp.	5,645	301,499
		1,205,203
Consumer Staples – 1.9%		
Dollar Tree, Inc.*	2,271	302,384
		302,384
Energy – 5.4%		
EOG Resources	3,128	399,883
Occidental Petrol	6,717	436,538
		836,421
Financial – 6.8%		
Apollo Global	5,459	613,865
Mastercard, Inc.	915	440,636
		1,054,501
Health Care – 19.5%		
AbbVie, Inc.	2,360	429,756
Eli Lilly & Co.	1,316	1,023,795
Regeneron Pharma*	521	501,457
Thermo Fisher	894	519,602
UnitedHealth	1,125	556,538
		3,031,148
Industrial – 9.5%		
Landstar System	2,101	404,989
United Rentals, Inc.	1,485	1,070,848
		1,475,837
Information Technology – 34.4%		
Akamai Tech., Inc.*	3,258	354,340
Apple, Inc.	9,317	1,597,679
Microsoft Corp.	2,262	951,669
Nvidia Corp.	410	370,460
ON Semiconductor*	6,675	490,946
Palo Alto Netwrks *	1,671	474,781
Qualcomm, Inc.	3,088	522,799
Salesforce.Com	1,946	586,096
		5,348,770
Material – 4.2%		
Sherwin Williams	1,858	645,339
		645,339
Communication Services – 9.5%		
Alphabet Inc.*	3,231	491,952
Alphabet Inc.*	3,232	487,806
Netflix, Inc.*	831	504,691
		1,484,449
TOTAL COMMON STOCKS (Cost $6,120,145)		15,384,052
SHORT-TERM INVESTMENTS – 1.0%		
1st Amer. Gov. Fund	160,864	160,864
TOTAL SHORT-TERM INVESTMENTS (Cost $ 160,864)		160,864
TOTAL INVESTMENTS – 100.0% (Cost$ 6,281,009)		15,544,916
Other Assets less Liabilities – Less than 0.1%		2,605
NET ASSETS – 100.0%		15,547,521

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND

Fund and Performance Information - March 31, 2024

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and Lipper Large-Cap Growth Index



45%
35%
25%
15%
5%
-5%
-15%
-25%
-35%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Growth Fund
S&P 500 Index
LC Growth funds

Quarter and Annualized Total Return for Periods Ending March 31, 2024

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
1st Quarter	**6.68 %**	10.56 %	12.13 %
1-Year	**23.89 %**	29.87 %	37.46 %
3-Year Annualized	**10.06 %**	11.49 %	8.61 %
5-Year Annualized	**14.77 %**	15.04 %	15.66 %
10-Year Annualized	**12.02 %**	12.96 %	13.98 %
Annualized since inception 6/30/99	**7.38 %**	7.56 %	6.39 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.99% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	10.3 %
United Rentals	6.9 %
Eli Lilly & Co.	6.6 %
Microsoft Corp.	6.1 %
Amazon.com	5.8 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	34.4 %
Health Care	19.5 %
Communication	9.5 %
Industrials	9.5 %
Consumer Disc.	7.8 %

MANOR INVESTMENT FUNDS - BOND FUND
Schedule of Investments - March 31, 2024
(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 93.2%		
U.S. Treasury 0.500 % Due 02-28-26	400,000	369,704
U.S. Treasury 1.500 % Due 08-15-26	150,000	139,792
U.S. Treasury 2.875 % Due 05-15-28	100,000	94,629
U.S. Treasury 1.750 % Due 11-15-29	325,000	286,102
U.S. Treasury 0.625 % Due 05-15-30	175,000	141,334
U.S. Treasury 4.125 % Due 11-15-32	650,000	645,554
TOTAL U.S. GOVERNMENT BONDS (Cost $ 1,772,856)		1,677,115
SHORT-TERM INVESTMENTS – 4.9%		
1st American Treasury Obligation Fund	88,790	88,790
TOTAL SHORT-TERM INVESTMENTS (Cost $ 88,790)		88,790
TOTAL INVESTMENTS – 98.1% (Cost $ 1,861,646)		1,765,905
Other Assets less Liabilities – Net 1.9%		34,884
NET ASSETS - 100.0%		$ 1,800,789

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND

Fund and Performance Information - March 31, 2024

(Unaudited)

Fund Performance


Investment Performance
vs. the Barclay's Int. Treasury Index
and the Lipper Gov't Index
10%
5%
0%
-5%
-10%
-15%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending March 31, 2024

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
1st Quarter	**-1.00 %**	-1.02 %	-0.37 %
1-Year	**1.35 %**	0.36 %	1.60 %
3-Year Annualized	**-1.76 %**	-2.73 %	-1.39 %
5-Year Annualized	**0.05 %**	-0.16 %	0.63 %
10-Year Annualized	**0.11 %**	0.95 %	1.14 %
Annualized since inception 6/30/99	**1.47 %**	3.21 %	3.20 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.95% for the Fund.

Top Five Holdings

Security	% of Net Assets
US Treasury 4.125% Due 11-15-32	35.8 %
US Treasury 0.500% Due 02-28-26	20.5 %
US Treasury 1.750% Due 11-15-29	15.9 %
US Treasury 0.625% Due 05-15-30	7.8 %
US Treasury 1.500% Due 08-15-26	7.8 %

(Continued from page 3)
quarter, but not enough to offset the previous decline. The shares of Microchip Technology traded in a choppy trading range throughout the quarter. The company beat earnings expectations, but revenue declined year-over-year. Microchip Technology also lowered revenue and earnings guidance for the coming quarter, but increased its quarterly dividend.

During the quarter we trimmed our position in D.H. Horton to reduce risk in this overweight position, and sold Charter Communications and CVS, Inc. We used the proceeds from these sales to buy Netflix and NVIDIA Corporation. Netflix is the popular entertainment streaming service and NVIDIA is a manufacturer of specialized chipsets used to drive the large-language models that are on the cutting edge of artificial intelligence applications.

The Growth Fund

The Manor Growth Fund rose 6.68%, net of all fees and expenses, during the quarter ended March 31, 2024, underperforming the S&P 500 index return of 10.56% and comparable mutual funds, as measured by the average of Large-Cap Growth mutual funds tracked by Morningstar return of 12.13%. The Fund underperformed the S&P 500 index and the average of Large-Cap Growth mutual funds tracked by Morningstar, over the year ended March 31, 2024 with a return of 23.89% for the Fund, compared to 29.87% for the S&P 500 index, and 37.46% for the Morningstar average. The Fund underperformed the S&P 500 index, but outperformed comparable mutual funds during the trailing 3-years with a return of 10.06% for the Fund, compared to 11.49% for the S&P index, and 8.61% for the average Large-Cap Growth mutual fund tracked by Morningstar. The Fund underperformed the S&P 500 index and the average Large-Cap Growth mutual fund tracked by Morningstar during the trailing 5-years with of return of 14.77% for the Fund compared to returns of 15.04% for the S&P 500 and 15.66% for comparable funds, and underperformed those same indices for the trailing 10-year period with returns of 12.02% for the Fund compared to 12.96% and 13.98% for the S&P index and Morningstar average, respectively. The Fund generated a return of 7.38% since inception, underperforming the S&P 500 index return of 7.56%, and outperforming the average Large-Cap Growth fund tracked by Morningstar return of 6.39%.

During the 1st Quarter of 2024, the Fund was helped by strong performance from Eli Lilly & Co., United Rentals, Inc., Amazon.com, Inc., Apollo Global Management, LLC, and Microsoft Corporation. Three of these five holdings, United Rentals, Amazon.com, and Microsoft, were among the top performers last quarter. The shares of Eli Lilly rose steadily throughout the quarter. Lilly reported revenue and earnings that exceeded expectations and raised revenue guidance for the fiscal year. Lilly also launched an end-to-end digital healthcare experience for patients living with obesity, migraine, and diabetes. The shares of United Rentals also rose steadily throughout the quarter. The company reported revenue and earnings that exceeded expectations, and reaffirmed revenue guidance for the fiscal year. United Rentals also announced its intention to repurchase $1.5 billion of its shares, and a dividend increase of 10%. The shares of Amazon.com also rose steadily throughout the quarter. The company reported revenue, earnings, and operating income that beat expectations. The shares of Apollo Global Management also rose steadily throughout the quarter. Apollo reported earnings that exceeded expectations and strong revenue growth. Total Assets Under Management increased year-over-year driven by inflows from Asset Management and Retirement Services. The shares of Microsoft continued to move higher, extending a rally that began early last year. During the quarter Microsoft reported revenue and earnings that exceeded expectations, driven by strong growth in both its Intelligent Cloud segment and its Productivity and Business Processes segment.

Notable laggards during the 1st Quarter of 2024 include Apple, Inc., Charter Communications, ON Semiconductor, United Health Group, and Akami Technologies, Inc. The shares of Apple, a long-time market leader, fell after an initial rebound early in the quarter. Apple reported revenue and earnings that beat expectations, and better-than-expected revenue in iPhones and services. Weakness in the shares was attributable to concerns that restrictions on iPhone use by the Chinese government would contribute to a decline in iPhone sales. The shares of Charter Communications fell sharply when the company reported quarterly results. The company reported revenue in line with expectations, but earnings were less than expected. The revenue numbers were concerning because they implied little subscriber growth year-over-year. The shares of ON Semiconductor traded lower despite a mid-quarter rebound. The shares moved upward when the company reported earnings that beat expectations, but subsequently moved lower when revenue and earnings guidance raised concerns about future growth. The shares of United Health fell when the

company reported earnings below expectations despite strong revenue growth. The shares fell again later in the quarter on concerns that increased regulation would pressure operating margins. The shares of Akamai fell sharply when the company reported quarterly results. Akamai beat earnings expectations on single digit revenue growth, and guided revenue and earnings growth in line with expectations. The decline in the shares reflects investor concern that growth potential for the company has stalled.

During the quarter we sold Charter Communications and CVS, Inc. We used the proceeds from these sales to buy Netflix and NVIDIA Corporation. Netflix is the popular entertainment streaming service and NVIDIA is a manufacturer of specialized chipsets used to drive the large-language models that are on the cutting edge of artificial intelligence applications.

The Bond Fund

The Manor Bond Fund declined 1.00%, net of all fees and expenses, during the quarter ending March 31, 2024, underperforming the Bloomberg Barclay Intermediate US Treasury index return of –0.37%, but outperforming the average of US Treasury mutual funds tracked by MorningStar return of –1.02%, The Fund generated a return of 1.35% during the year ended March 31, 2024, underperforming the Bloomberg Barclay Intermediate US Treasury index return of 1.60%, but outperforming the average of US Treasury mutual funds as tracked by Morningstar return of 0.36%. The Fund generated an annualized return of –1.76% during the 3-year period ending March 31, 2024 underperforming the Bloomberg Barclay Intermediate Treasury index with a return of –1.39, but outperforming the average mutual fund tracked by MorningStar with a return of –2.73%. The Fund generated an annualized return of 0.05% for the 5-year perioded ending March 31, 2024, underperforming the Bloomberg Barclay Intermediate Treasury index return of 0.63%, but outperforming the average of US Treasury mutual fund tracked by MorningStar with a return of -0.16%. The Fund generated an annualized return of 0.11% for the 10-year period ending March 31, 2024, underperforming the Bloomberg Barclay index return of 1.14%, and the return of 0.95% for the average US Treasury mutual fund tracked by Morningstar. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities. Debt securities typically decline in value when interest rates rise.

Solving the Riddle

Stocks are up more than 27%, as measured by the S&P 500, since the market bottom in October of last year. Given the strength of that move the question that investors need to ask is whether stocks have priced in too much of the good news and are now over-extended. The price to earnings ratio (P/E) for large-cap stocks is now at 22 times earnings, well above the long-term average of 18. Rising interest rates are getting to levels that could provide an attractive alternative to stocks. At these levels the market could struggle if corporate earnings growth moderates or interest rates continue to move higher.

Several other factors may not be getting enough attention from investors. The over-reliance on deficit spending to spur growth, soaring interest expense on the deficit, and the possibility of an unrealistic inflation target by the Fed. Far too much of the recent growth in the economy is the result of deficit spending. Massive spending bills targeting social programs, climate change, and student loan forgiveness were all financed by deficit spending, adding more than $1 trillion dollars to our $34.5 trillion debt every 100 days. And now with higher interest rates that financing cost will only increase. Finally, could it be possible that the Fed is pursuing an inflation target that is unrealistically low? The Fed inflation target is 2%, well below the average consumer inflation rate of 3.2% since 1927, based on data provided by Ibbotson Associates. To reach their goal the Fed may need to hold rates too high for too long, which could upset the sensitive balance needed to prevent a market decline.

We conclude that this is not the time for investors to be overly aggressive. Focus on balancing risk and reward and invest with a long-term horizon in stocks with solid fundamentals. It is the best we can do when the riddle has no obvious answers.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101